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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                 Quarterly Report Under Section 13 or 15 (d) of
                         Securities Exchange Act of 1934

         Date of report (date of earliest event reported) June 30, 2006
                         For Period ended June 30, 2006
                       Commission File Number: 333-117114

                         COMLINK COMMUNICATIONS COMPANY
                         ------------------------------
               (Exact Name of Issuer as Specified in Its Charter)

       Nevada                         4813                     30-0220588
----------------------       -----------------------     -----------------------
State of Incorporation          Primary Standard                 I.R.S.
                             Industrial Code Number #    Employer Classification
                                                            Identification No.

                             4127 S. Lamonte Street
                            Spokane, Washington 99203
                                 (509) 482-1159

     (Address and Telephone Number of Issuer's Principal Executive Offices)

                             4127 S. Lamonte Street
                            Spokane, Washington 99203
                                 (509) 482-1159
                                 --------------
                 (Name, Address, and Telephone Number of Agent)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

         (a) On June 30, 2006, James Bell, our president, chief financial officer and a director, resigned from these positions. Mr. Bell's resignation did not result from any disagreement between him and us.

         (b) On June 30, 2006, we appointed Daniel Brailey, a current director of the Company as our president, chief executive officer.

         Mr. Brailey has been principally engaged in running and operating 2-way communications, a company that is involved in the sale of 2-way communication equipment in Spokane, Washington.

         During the last two years, there have been no transactions, or proposed transactions, to which we were or are a party, in which Mr. Brailey had or is to have a direct or indirect material interest.

         (c) Exhibits:

Exhibit No.      Exhibit Description
-----------      -------------------
17.1             Letter, dated June 30, 2006, from James Bell


                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        ComLink Communications Company.


Date: August 4, 2006                    By: /s/ Daniel Brailey
                                            --------------------------------
                                            Daniel Brailey
                                            Chief Executive Officer









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